As filed with the Securities and Exchange Commission on February 9, 2001

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): February 7, 2001



                           Programmer's Paradise, Inc.
                          ---------------------------
             (Exact name of Registrant as specified in its charter)




          Delaware                     000-26408                 13-3136104
          --------                     ---------                 ----------
(State of Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)




1157 Shrewsbury Avenue, Shrewsbury, New Jersey                     07702
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   (Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code:  (732) 389-8950


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Item 5.  Other Events.

     Registrant entered into a Loan and Security Agreement dated February 7, 2001 with Hudson United Bank. The Loan and Security Agreement has been filed as
Exhibit 10.42 to this report and is incorporated by reference herein.

     Registrant announced the foregoing in a press release dated February 9, 2001, which has been filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits

           10.42 Loan and Security Agreement, dated February 7, 2001, between Hudson United Bank and Registrant.

           99.1   Press Release, dated February 9, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PROGRAMMER'S PARADISE, INC.

Dated:  February 9, 2001                        By: /s/ William H. Sheehy
                                                    -------------------------
                                                      William H. Sheehy
                                                      Chief Financial Officer


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                                 EXHIBITS INDEX


Exhibit
Number            Description
------            -----------

10.42 Loan and Security Agreement, dated February 7, 2001, between Hudson United Bank and Registrant.

99.1              Press Release, dated February 9, 2001.